SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  FORM 8-K/A

                                AMENDMENT NO. 2

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  November 11, 1997
                                                  -----------------------------
                                                  (August 28, 1997)

                        Wellsford Real Properties, Inc.
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            (Exact name of registrant as specified in its charter)

         1-12917                                     13-3926898
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  (Commission File Number)                (IRS Employer Identification No.)

                                   Maryland
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                (State or other jurisdiction of incorporation)

                  610 Fifth Avenue, New York, New York 10020
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                   (Address of principal executive offices)
                                  (Zip Code)

                                (212) 333-2300
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             (Registrant's telephone number, including area code)

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated September 11, 1997 as set forth below:

Item 7.   Financial Statements, Proforma Financial Information and Exhibits

(a)  Financial Statements

     The Abbey Companies Financial Statement:
       Independent Accountants' Report of Coopers & Lybrand L.L.P. dated March 28, 1997.
       Combined Statement of Revenues and Certain Expenses for the year ended
         December 31, 1996 (audited) and nine months ended September 30, 1997 (unaudited).


(b)  Exhibits

     None

                              THE ABBEY COMPANIES



                                 ------------

                         REPORT ON COMBINED STATEMENT
                       OF REVENUES AND CERTAIN EXPENSES

                     For The Year Ended December 31, 1996

                                 ------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

                                 ------------



To the Members
The Abbey Companies


We have audited the accompanying combined statement of revenues and certain expenses of The Abbey Companies (the "Company") for the year ended December 31, 1996. This combined statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Wellsford Real Properties, Inc.) described in Note 2 and is not intended to be a complete presentation of the Company's revenues and expenses.

In our opinion, the combined statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2 of the Company for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.


Los Angeles, California
March 28, 1997
                              THE ABBEY COMPANIES

              COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

                                  -----------




                                                          Nine Months
                                       Year Ended            Ended
                                      December 31,       September 30,
                                          1996                1997
                                      ------------       -------------
                                                          (Unaudited)

Revenues:
     Minimum rents                      $6,103,153          $4,829,755
     Tenant recoveries                     716,093             856,931
     Other income                          333,363             290,509
                                        ----------          ----------
     Total revenues                      7,152,609           5,977,195

Certain expenses:
     Operating                           2,085,067           1,247,304
     General and administrative          1,176,150             761,013
     Real property taxes                   531,066             492,727
                                        ----------          ----------
                                         3,792,283           2,501,044
                                        ----------          ----------

Revenues in excess of certain expenses  $3,360,326          $3,476,151
                                        ----------          ----------



The accompanying notes are an integral part of this combined statement.

                              THE ABBEY COMPANIES

         NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

                                 ------------


1.   Organization And Basis Of Presentation:

     The combined statement includes the revenues and certain expenses of Abbey Investment, Inc., The Abbey Company, Inc. and Nittany Lion Landscaping, Inc., all California subchapter S corporations, and Abbey Properties, L.L.C., a limited liability company which owns 99% of 9 properties, each held in a limited liability company. Abbey Properties, L.L.C., was formed and capitalized in July 1996, when MS Abbey, L.L.C. contributed $1,000,000 for its 10% ownership interest and Donald G. Abbey, an individual, contributed eight properties for his 90% ownership interest. The properties contributed by Donald G. Abbey were recorded at historical cost by Abbey Properties, L.L.C.

     The Abbey Companies (the "Company") is a combination of these ten limited liability companies and three corporations primarily engaged in the acquisition and operation of commercial/retail real estate in the Southern California area. At December 31, 1996, the Company owned and operated 9 properties encompassing approximately 900,000 square feet (unaudited) of commercial/retail space.

     The property management and leasing are provided to the properties by The Abbey Company, Inc. Landscaping services are provided by Nittany Lion Landscaping, Inc. All material intercompany transactions have been eliminated in the combined statement.


2.   Summary Of Significant Accounting Policies:

     The accompanying combined statement of revenues and certain expenses is not representative of the actual operations for the year ended December 31, 1996 because certain expenses, which may not be comparable to those expected to be incurred in the proposed future operations of the properties, have been excluded. Expenses excluded consist of mortgage interest, depreciation and amortization, and management fees not directly related to future operations of the properties.

     Revenue Recognition

     Operating revenues and expenses are presented on the accrual basis of accounting. Commercial and retail spaces are generally leased to tenants under noncancellable operating leases that range from 1 to 10 years. Minimum rent revenues are recognized on a straight-line basis over the respective lease term. Some tenants are also charged for certain operating expenses that are subject to recovery by the Company, including real estate taxes, insurance and common area costs.

     Income Taxes

                              THE ABBEY COMPANIES

         NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

                                  -----------

     No provision for federal and state income taxes has been made in the accompanying combined statement since such taxes, if any, are the liability of the individual members.

     Use Of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   Summary Of Significant Accounting Policies, Continued:

     Concentration Of Risk

     There are owners and developers of real estate that compete with the Company in its trade areas. This results in competition for tenants to occupy space. The existence of competition could have a material impact on the Company's ability to lease space and on the level of rent that can be achieved.

     Interim Financial Data (Unaudited)

     The interim financial data for the nine-month period ended September 30, 1997 is unaudited; however, in the opinion of management, the interim data includes all adjustments, consisting of normal recurring adjustments and eliminations necessary for a fair presentation of the results of the period. The results of revenues and certain expenses for the nine-month period ended September 30, 1997 are not necessarily indicative of the results for the full year.


3.   Future Rental Revenues:

     Under existing noncancellable operating lease agreements, tenants are committed to pay the following minimum rentals to the Company:


          Years Ending
          December 31,
          ------------

          1997                          $6,287,311
          1998                           5,111,538
          1999                           3,848,984
          2000                           2,808,500
          2001                           1,726,666
          Thereafter                     2,673,229
                                       -----------
                                       $22,456,227
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                              THE ABBEY COMPANIES

         NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

                                  -----------

4.   Commitments:

     Under two existing noncancellable operating ground lease agreements, the Company is committed to pay the following minimum rents:


          Years Ending
          December 31,
          ------------

          1997                            $415,535
          1998                             415,535
          1999                             415,535
          2000                             415,535
          2001                             415,535
          Thereafter                    13,935,459
                                       -----------
                                       $16,013,134
                                       ===========



     Rent expense associated with ground leases was $425,434 in 1996.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized .

                                        Wellsford Real Properties, Inc.
                                        -----------------------------------
                                                 (Registrant)



Date: November 11, 1997                 By:  /s/Gregory F. Hughes
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                                             Gregory F. Hughes
                                             Chief Financial Officer